Exhibit 99.2
Financial Supplement
Financial Information
as of June 30, 2006
(UNAUDITED)
To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.
This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Forms 10-K and Quarterly Reports on Forms 10-Q.
Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2006
Address:
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda
Investor Information:
Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com
Website:
www.platinumre.com
Publicly Traded Equity Securities:
Common Shares (NYSE: PTP)
Preferred Shares (NYSE: PTP.A)
Note on Non-GAAP Financial Measures:
In presenting the Company’s results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income (or loss), related underwriting ratios and fully converted book value, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business. These measures should not be viewed as a substitute for those determined in accordance with GAAP. A reconciliation of such measures to the most comparable GAAP figures such as income before income tax expense and total shareholders’ equity is presented in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company’s liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company’s plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company’s discretion. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
June 30, 2006

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3
Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income — Summary	4
b. Consolidated Statements of Operations and Comprehensive Income (Loss) — by Quarter	5
Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share — Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share — by Quarter	7
c. Fully Converted Book Value Per Common Share	8
Cash Flow Statement:
a. Condensed Statements of Cash Flows — Summary	9
b. Condensed Statements of Cash Flows — by Quarter	10
Segment Data:
a. Segment Reporting — Three Month Summary	11
b. Segment Reporting — Six Month Summary	12
c. Property and Marine Segment — by Quarter	13
d. Casualty Segment — by Quarter	14
e. Finite Risk Segment — by Quarter	15
Net Premiums Written Data:
a. Net Premiums Written — Supplemental Information	16
b. Premiums by Line of Business — Three Month Summary	17
c. Premiums by Line of Business — Six Month Summary	18
Other Company Data:
a. Key Ratios, Share Data, Ratings	19
Investments:
a. Investment Portfolio	20
b. Net Realized Gains (Losses) on Investments — by Country	21
Loss Reserves:
a. Loss and Loss Adjustment Expenses Analysis	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23
Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
June 30, 2006
(amounts in thousands, except per share amounts)

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Assets
Investments	$3,224,454	3,234,490	3,000,889	2,989,217	$2,728,692
Cash, cash equivalents and short term investments	786,406	650,639	829,539	391,637	409,539
Reinsurance premiums receivable	401,746	517,429	567,449	557,422	576,457
Accrued investment income	32,489	29,581	29,230	31,013	28,316
Reinsurance balances (prepaid and recoverable)	97,823	92,388	76,109	79,021	16,688
Deferred acquisition costs	98,532	105,699	130,800	139,158	144,844
Funds held by ceding companies	250,077	266,541	291,629	250,324	271,795
Other assets	61,354	59,450	228,730	48,293	22,905

Total assets	$4,952,881	4,956,217	5,154,375	4,486,085	$4,199,236

Liabilities
Unpaid losses and loss adjustment expenses	$2,343,605	2,371,916	2,323,990	2,079,668	$1,559,092
Unearned premiums	449,672	474,433	502,018	558,881	575,727
Debt obligations	292,840	292,840	292,840	387,500	387,500
Commissions payable	141,823	142,826	186,654	176,036	216,459
Other liabilities	86,110	96,364	308,624	56,183	187,730

Total liabilities	3,314,050	3,378,379	3,614,126	3,258,268	2,926,508

Total shareholders’ equity	1,638,831	1,577,838	1,540,249	1,227,817	1,272,728

Total liabilities and shareholders’ equity	$4,952,881	4,956,217	5,154,375	4,486,085	$4,199,236

Book value per common share	$24.75	23.87	23.22	24.75	$29.32

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Revenue
Net premiums earned	$337,065	431,470	681,366	$842,510
Net investment income	45,348	28,904	88,863	55,809
Net realized gains (losses) on investments	14	(555)	79	(183)
Other income (expense)	(2,324)	588	(3,641)	232

Total revenue	380,103	460,407	766,667	898,368

Expenses
Losses and loss adjustment expenses	187,464	240,852	394,238	478,550
Acquisition expenses	76,052	103,928	145,291	197,177
Other underwriting expenses	17,713	18,545	35,001	35,152
Corporate expenses	5,679	4,935	11,379	8,336
Net foreign currency exchange (gains) losses	(414)	160	(689)	1,958
Interest expense	5,450	4,174	10,900	6,347

Total expenses	291,944	372,594	596,120	727,520

Income before income tax expense	88,159	87,813	170,547	170,848

Income tax expense	6,411	19,828	11,763	29,775

Net income	81,748	67,985	158,784	141,073

Preferred dividends	2,602	—	5,178	—

Net income available to common shareholders	$79,146	67,985	153,606	$141,073

Basic
Weighted average common shares outstanding	59,224	43,293	59,161	43,224
Basic earnings per common share	$1.34	1.57	2.60	$3.26

Diluted
Adjusted weighted average common shares outstanding	65,725	50,009	66,223	50,040
Diluted earnings per common share	$1.24	1.39	2.40	$2.88

Comprehensive income
Net income	$81,748	67,985	158,784	$141,073
Other comprehensive income (loss), net of deferred tax	(24,409)	33,005	(59,720)	(1,615)

Comprehensive income	$57,339	100,990	99,064	$139,458

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss) — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Revenue
Net premiums earned	$337,065	344,301	442,825	429,388	$431,470
Net investment income	45,348	43,515	37,195	36,441	28,904
Net realized gains (losses) on investments	14	65	(1,984)	(879)	(555)
Other income (expense)	(2,324)	(1,317)	(385)	(433)	588

Total revenue	380,103	386,564	477,651	464,517	460,407

Expenses
Losses and loss adjustment expenses	187,464	206,774	462,257	564,618	240,852
Acquisition expenses	76,052	69,239	107,100	98,858	103,928
Other underwriting expenses	17,713	17,288	14,467	6,050	18,545
Corporate expenses	5,679	5,700	3,792	2,030	4,935
Net foreign currency exchange (gains) losses	(414)	(275)	241	(88)	160
Interest expense	5,450	5,450	6,820	6,839	4,174
Loss on repurchase of debt	—	—	2,486	—	—

Total expenses	291,944	304,176	597,163	678,307	372,594

Income (loss) before income tax expense (benefit)	88,159	82,388	(119,512)	(213,790)	87,813

Income tax expense (benefit)	6,411	5,352	(16,976)	(37,766)	19,828

Net income (loss)	81,748	77,036	(102,536)	(176,024)	67,985

Preferred dividends	2,602	2,576	737	—	—

Net income (loss) available to common shareholders	$79,146	74,460	(103,273)	(176,024)	$67,985

Basic
Weighted average common shares outstanding	59,224	59,097	53,339	43,785	43,293
Basic earnings (loss) per common share	$1.34	1.26	(1.94)	(4.02)	$1.57

Diluted
Adjusted weighted average common shares outstanding	65,725	66,597	53,339	43,785	50,009
Diluted earnings (loss) per common share	$1.24	1.16	(1.94)	(4.02)	$1.39

Comprehensive income (loss)
Net income (loss)	$81,748	77,036	(102,536)	(176,024)	$67,985
Other comprehensive income (loss), net of deferred tax	(24,409)	(35,311)	(15,000)	(36,355)	33,005

Comprehensive income (loss)	$57,339	41,725	(117,536)	(212,379)	$100,990

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Earnings:
Basic:
Net income available to common shareholders	$79,146	67,985	153,606	$141,073

Diluted:
Net income available to common shareholders	79,146	67,985	153,606	141,073
Effect of dilutive securities:
Preferred share dividends	2,602		5,178	—
Interest on equity security units, net of tax	—	1,506	—	2,929

Adjusted net income for diluted earnings per share	$81,748	69,491	158,784	$144,002

Common Shares:
Basic:
Weighted average common shares outstanding	59,224	43,293	59,161	43,224

Diluted:
Weighted average common shares outstanding	59,224	43,293	59,161	43,224
Effect of dilutive securities:
Conversion of preferred shares	5,750	—	5,750	—
Common share options	692	1,644	1,245	1,755
Converison of equity security units	—	5,009	—	5,009
Restricted common shares and common share units	59	63	67	52

Adjusted weighted average common shares outstanding	65,725	50,009	66,223	50,040

Earnings Per Common Share:
Basic earnings per common share	$1.34	1.57	2.60	$3.26

Diluted earnings per common share	$1.24	1.39	2.40	$2.88

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Earnings:
Basic:
Net income (loss) available to common shareholders	$79,146	74,460	(103,273)	(176,024)	$67,985

Diluted:
Net income (loss) available to common shareholders	79,146	74,460	(103,273)	(176,024)	67,985
Effect of dilutive securities:
Preferred share dividends	2,602	2,576	—	—	—
Interest on equity security units, net of tax	—	—	—	—	1,506

Adjusted net income (loss) for diluted earnings per share	$81,748	77,036	(103,273)	(176,024)	$69,491

Common Shares:
Basic:
Weighted average common shares outstanding	59,224	59,097	53,339	43,785	43,293

Diluted:
Weighted average common shares outstanding	59,224	59,097	53,339	43,785	43,293
Effect of dilutive securities:
Conversion of preferred shares	5,750	5,690	—	—	—
Common share options	692	1,741	—	—	1,644
Converison of equity security units	—	—	—	—	5,009
Restricted common shares and common share units	59	69	—	—	63

Adjusted weighted average common shares outstanding	65,725	66,597	53,339	43,785	50,009

Earnings (Loss) Per Common Share:
Basic earnings (loss) per common share	$1.34	1.26	(1.94)	(4.02)	$1.57

Diluted earnings (loss) per common share	$1.24	1.16	(1.94)	(4.02)	$1.39

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
June 30, 2006

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share
Total equity as of June 30, 2006			$1,638,831
Equity from issuance of preferred shares			(167,509)

Book value per common share			$1,471,322	59,449	(a)	$24.75

Preferred shares:
Conversion of preferred shares to common shares	1.000		167,509	5,750	(b)	0.37

Share options:
Shareholder share options:
St. Paul Travelers	27.00		—	177		(0.07)
RenaissanceRe	27.00		—	74		(0.03)

Management and directors’ options	23.10	(c)	76,384	3,307	(d)	(0.07)

Directors’ and officers’ restricted shares and share units			—	161		(0.06)

Fully converted book value per common share as of June 30, 2006			$1,715,215	68,918		$24.89

(a)	As of June 30, 2006 there were 59,546,050 common shares issued and outstanding. Included in this number were 97,252 of restricted common shares issued but unvested.

(b)	On February 15, 2009, the mandatory conversion date, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009. The fully converted book value above has been calculated on this basis assuming a conversion date of June 30, 2006. If any preferred shares are tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874. If the mandatory conversion rate of 0.7874 had been used above, the number of common shares issued in conversion would be 4,528,000.

(c)	Weighted average strike price of options with a price below $27.98, the closing share price at June 30, 2006.

(d)	Excludes 651,989 options with a weighted average strike price of $30.58
See page 1, Note on Non-GAAP Financial Measures.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Net cash provided by operating activities	$150,149	196,754	337,105	$376,402

Net cash used in investing activities	(11,048)	(331,898)	(443,411)	(421,736)

Net cash provided by (used in) financing activities	1,699	244,663	(3,610)	244,973

Net increase (decrease) in cash and cash equivalents	$140,800	109,519	(109,916)	$199,639

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Net cash provided by operating activities	$150,149	186,956	38,654	182,618	$196,754

Net cash (used in) provided by investing activities	(11,048)	(432,363)	58,146	(366,978)	(331,898)

Net cash provided by (used in) financing activities	1,699	(5,309)	332,309	166,461	244,663

Net increase (decrease) in cash and cash equivalents	$140,800	(250,716)	429,109	(17,899)	$109,519

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Three Months Ended June 30, 2006				Three Months Ended June 30, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$85,624	199,298	24,840	$309,762	$134,953	188,890	99,116	$422,959

Net premiums earned	113,092	185,073	38,900	337,065	140,669	198,723	92,078	431,470

Losses and loss adjustment expenses	27,867	127,824	31,773	187,464	58,499	127,531	54,822	240,852
Acquisition expenses	21,239	45,168	9,645	76,052	29,695	47,963	26,270	103,928
Other underwriting expenses	9,006	7,688	1,019	17,713	8,240	8,972	1,333	18,545

Total underwriting expenses	58,112	180,680	42,437	281,229	96,434	184,466	82,425	363,325

Segment underwriting income (loss)	$54,980	4,393	(3,537)	55,836	$44,235	14,257	9,653	68,145

Net investment income				45,348				28,904
Net realized gains (losses) on investments				14				(555)
Net foreign currency exchange gains (losses)				414				(160)
Other income (expense)				(2,324)				588
Corporate expenses not allocated to segments				(5,679)				(4,935)
Interest expense				(5,450)				(4,174)

Income before income tax expense				$88,159				$87,813

GAAP underwriting ratios:
Losses and LAE	24.6%	69.1%	81.7%	55.6%	41.6%	64.2%	59.5%	55.8%
Acquisition expense	18.8%	24.4%	24.8%	22.6%	21.1%	24.1%	28.5%	24.1%
Other underwriting expense	8.0%	4.2%	2.6%	5.3%	5.9%	4.5%	1.4%	4.3%

Combined	51.4%	97.7%	109.1%	83.5%	68.6%	92.8%	89.4%	84.2%

Statutory underwriting ratios:
Losses and LAE	24.6%	69.1%	81.7%	55.6%	41.6%	64.2%	59.5%	55.8%
Acquisition expense	19.5%	24.4%	11.8%	22.1%	22.7%	23.5%	25.2%	23.6%
Other underwriting expense	10.5%	3.9%	4.1%	5.7%	6.1%	4.7%	1.3%	4.4%

Combined	54.6%	97.4%	97.6%	83.4%	70.4%	92.4%	86.0%	83.8%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Six Months Ended June 30, 2006				Six Months Ended June 30, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$250,888	381,648	(29,496)	$603,040	$320,002	404,559	192,197	$916,758

Net premiums earned	244,636	358,741	77,989	681,366	268,866	383,491	190,153	842,510

Losses and loss adjustment expenses	87,695	244,389	62,154	394,238	118,539	245,969	114,042	478,550
Acquisition expenses	40,888	86,522	17,881	145,291	51,684	93,165	52,328	197,177
Other underwriting expenses	19,034	14,023	1,944	35,001	15,963	16,285	2,904	35,152

Total underwriting expenses	147,617	344,934	81,979	574,530	186,186	355,419	169,274	710,879

Segment underwriting income (loss)	$97,019	13,807	(3,990)	106,836	$82,680	28,072	20,879	131,631

Net investment income				88,863				55,809
Net realized gains (losses) on investments				79				(183)
Net foreign currency exchange gains (losses)				689				(1,958)
Other income (expense)				(3,641)				232
Corporate expenses not allocated to segments				(11,379)				(8,336)
Interest expense				(10,900)				(6,347)

Income before income tax expense				$170,547				$170,848

GAAP underwriting ratios:
Losses and LAE	35.8%	68.1%	79.7%	57.9%	44.1%	64.1%	60.0%	56.8%
Acquisition expense	16.7%	24.1%	22.9%	21.3%	19.2%	24.3%	27.5%	23.4%
Other underwriting expense	7.8%	3.9%	2.5%	5.1%	5.9%	4.2%	1.5%	4.2%

Combined	60.3%	96.1%	105.1%	84.3%	69.2%	92.6%	89.0%	84.4%

Statutory underwriting ratios:
Losses and LAE	35.8%	68.1%	79.7%	57.9%	44.1%	64.1%	60.0%	56.8%
Acquisition expense	16.1%	23.9%	65.8%	18.6%	18.9%	23.6%	26.6%	22.6%
Other underwriting expense	7.6%	3.7%	(6.6%)	5.8%	5.0%	4.0%	1.5%	3.8%

Combined	59.5%	95.7%	138.9%	82.3%	68.0%	91.7%	88.1%	83.2%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Net premiums written	$85,624	165,264	121,703	133,350	$134,953

Net premiums earned	113,092	131,544	154,454	145,853	140,669

Losses and loss adjustment expenses	27,867	59,828	264,442	373,761	58,499
Acquisition expenses	21,239	19,649	24,546	17,753	29,695
Other underwriting expenses	9,006	10,028	6,479	3,632	8,240

Total underwriting expenses	58,112	89,505	295,467	395,146	96,434

Segment underwriting income (loss)	$54,980	42,039	(141,013)	(249,293)	$44,235

GAAP underwriting ratios:
Losses and LAE	24.6%	45.5%	171.2%	256.3%	41.6%
Acquisition expense	18.8%	14.9%	15.9%	12.2%	21.1%
Other underwriting expense	8.0%	7.6%	4.2%	2.5%	5.9%

Combined	51.4%	68.0%	191.3%	271.0%	68.6%

Statutory underwriting ratios:
Losses and LAE	24.6%	45.5%	171.2%	256.3%	41.6%
Acquisition expense	19.5%	14.4%	15.2%	10.7%	22.7%
Other underwriting expense	10.5%	6.1%	5.3%	2.7%	6.1%

Combined	54.6%	66.0%	191.7%	269.7%	70.4%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Net premiums written	$199,298	182,350	187,813	216,659	$188,890

Net premiums earned	185,073	173,668	201,088	205,050	198,723

Losses and loss adjustment expenses	127,824	116,565	136,422	129,218	127,531
Acquisition expenses	45,168	41,354	51,135	50,097	47,963
Other underwriting expenses	7,688	6,335	6,511	1,894	8,972

Total underwriting expenses	180,680	164,254	194,068	181,209	184,466

Segment underwriting income	$4,393	9,414	7,020	23,841	$14,257

GAAP underwriting ratios:
Losses and LAE	69.1%	67.1%	67.8%	63.0%	64.2%
Acquisition expense	24.4%	23.8%	25.4%	24.4%	24.1%
Other underwriting expense	4.2%	3.6%	3.2%	0.9%	4.5%

Combined	97.7%	94.5%	96.4%	88.3%	92.8%

Statutory underwriting ratios:
Losses and LAE	69.1%	67.1%	67.8%	63.0%	64.2%
Acquisition expense	24.4%	23.4%	26.1%	24.1%	23.5%
Other underwriting expense	3.9%	3.5%	3.5%	0.9%	4.7%

Combined	97.4%	94.0%	97.4%	88.0%	92.4%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Net premiums written	$24,840	(54,336)	81,262	60,177	$99,116

Net premiums earned	38,900	39,089	87,283	78,485	92,078

Losses and loss adjustment expenses	31,773	30,381	61,393	61,639	54,822
Acquisition expenses	9,645	8,236	31,419	31,008	26,270
Other underwriting expenses	1,019	925	1,477	524	1,333

Total underwriting expenses	42,437	39,542	94,289	93,171	82,425

Segment underwriting income (loss)	$(3,537)	(453)	(7,006)	(14,686)	$9,653

GAAP underwriting ratios:
Losses and LAE	81.7%	77.7%	70.3%	78.5%	59.5%
Acquisition expense	24.8%	21.1%	36.0%	39.5%	28.5%
Other underwriting expense	2.6%	2.4%	1.7%	0.7%	1.4%

Combined	109.1%	101.2%	108.0%	118.7%	89.4%

Statutory underwriting ratios:
Losses and LAE	81.7%	77.7%	70.3%	78.5%	59.5%
Acquisition expense	11.8%	41.1%	38.8%	45.1%	25.2%
Other underwriting expense	4.1%	(1.7%)	1.8%	0.9%	1.3%

Combined	97.6%	117.1%	110.9%	124.5%	86.0%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Property and Marine:
Excess-of-loss	$59,532	80,393	176,826	$214,048
Proportional	26,092	54,560	74,062	105,954

Subtotal Property and Marine	85,624	134,953	250,888	320,002

Casualty:
Excess-of-loss	171,749	168,486	327,490	337,033
Proportional	27,549	20,404	54,158	67,526

Subtotal Casualty	199,298	188,890	381,648	404,559

Finite Risk:
Excess-of-loss	19,467	35,946	30,893	43,237
Proportional	5,373	63,170	(60,389)	148,960

Subtotal Finite Risk	24,840	99,116	(29,496)	192,197

Total:
Excess-of-loss	250,748	284,825	535,209	594,318
Proportional	59,014	138,134	67,831	322,440

Total	$309,762	422,959	603,040	$916,758

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Property and Marine:
United States	$66,654	99,151	146,560	$196,262
International	18,970	35,802	104,328	123,740

Subtotal Property and Marine	85,624	134,953	250,888	320,002

Casualty:
United States	186,984	175,251	338,639	341,647
International	12,314	13,639	43,009	62,912

Subtotal Casualty	199,298	188,890	381,648	404,559

Finite Risk:
United States	18,369	97,087	(39,446)	188,042
International	6,471	2,029	9,950	4,155

Subtotal Finite Risk	24,840	99,116	(29,496)	192,197

Total:
United States	272,007	371,489	445,753	725,951
International	37,755	51,470	157,287	190,807

Total	$309,762	422,959	603,040	$916,758

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended June 30, 2006			Three Months Ended June 30, 2005
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$16,642	16,642	20,365	29,925	29,925	$29,043
North American Property Catastrophe	30,006	17,633	22,172	15,987	15,853	16,083
North American Property Risk	26,963	23,220	25,049	30,939	29,235	26,265
Other Property	9,160	9,159	9,505	24,285	24,138	26,126
Marine / Aviation Proportional	(3,496)	(2,610)	762	2,018	2,018	2,209
Marine / Aviation Excess	7,897	6,969	7,936	5,708	5,706	9,063
International Property Proportional	9,814	9,813	5,984	12,424	12,424	6,679
International Property Catastrophe	3,047	2,643	16,729	12,755	12,762	20,381
International Property Risk	2,155	2,155	4,590	2,892	2,892	4,820

Subtotal	102,188	85,624	113,092	136,933	134,953	140,669

Casualty:
Clash	5,819	5,819	6,359	6,857	6,857	8,716
1st Dollar GL	10,333	10,333	11,004	13,289	13,289	10,521
1st Dollar Other	504	504	672	1,358	1,358	787
Casualty Excess	149,560	149,560	126,557	138,361	138,361	134,064
Accident & Health	12,302	12,302	18,651	12,705	12,605	19,272
International Casualty	5,570	5,570	9,661	10,962	10,962	13,123
International Motor	520	519	838	414	414	2,781
Financial Lines	14,691	14,691	11,331	5,044	5,044	9,459

Subtotal	199,299	199,298	185,073	188,990	188,890	198,723

Finite Risk:
Finite Property	6,016	2,298	2,989	8,368	4,521	5,924
Finite Casualty	22,534	22,534	35,903	94,753	94,753	81,436
Finite Accident & Health	8	8	8	(158)	(158)	4,718

Subtotal	28,558	24,840	38,900	102,963	99,116	92,078

Total	$330,045	309,762	337,065	428,886	422,959	$431,470

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Six Months Ended June 30, 2006			Six Months Ended June 30, 2005
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$41,863	41,863	48,879	49,170	49,170	$46,253
North American Property Catastrophe	63,426	33,716	45,516	34,671	34,667	34,092
North American Property Risk	54,663	44,999	49,647	55,444	52,104	47,914
Other Property	25,982	25,982	25,749	60,468	60,321	58,059
Marine / Aviation Proportional	(1,463)	(598)	3,400	4,249	4,249	4,476
Marine / Aviation Excess	17,630	16,727	15,147	21,450	19,536	17,816
International Property Proportional	22,015	22,015	10,904	22,330	22,330	12,379
International Property Catastrophe	70,674	51,795	36,230	61,051	59,638	36,012
International Property Risk	14,389	14,389	9,164	17,987	17,987	11,865

Subtotal	309,179	250,888	244,636	326,820	320,002	268,866

Casualty:
Clash	13,662	13,662	13,321	17,987	17,987	15,915
1st Dollar GL	23,966	23,966	22,172	21,416	21,416	19,129
1st Dollar Other	1,519	1,519	1,698	1,996	1,996	1,437
Casualty Excess	261,134	261,134	239,177	251,901	251,901	252,312
Accident & Health	25,261	25,261	36,050	41,096	40,996	44,176
International Casualty	26,566	26,566	20,957	30,797	30,797	21,994
International Motor	1,906	1,923	1,736	2,482	2,482	7,650
Financial Lines	27,617	27,617	23,630	36,984	36,984	20,878

Subtotal	381,631	381,648	358,741	404,659	404,559	383,491

Finite Risk:
Finite Property	10,521	6,663	6,036	27,106	9,281	13,422
Finite Casualty	(36,650)	(36,650)	71,462	183,160	183,160	165,645
Finite Accident & Health	491	491	491	(244)	(244)	11,086

Subtotal	(25,638)	(29,496)	77,989	210,022	192,197	190,153

Total	$665,172	603,040	681,366	941,501	916,758	$842,510

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Key Ratios:

Combined ratio (%)	83.5%	85.2%	131.9%	155.9%	84.2%

Invested assets to shareholders’ equity (%)	244.7%	246.2%	248.7%	275.4%	246.6%

Debt to total capital (%)	15.2%	15.7%	16.0%	24.0%	23.3%

Net premiums written (annualized) to shareholders’ equity	0.76	0.74	1.01	1.34	1.33

Share Data:
Book value per common share	$24.75	$23.87	$23.22	$24.75	$29.32

Common shares outstanding (000’s)	59,449	59,093	59,127	49,605	43,407

Market Price Per Common Share:
High	$30.00	$32.30	$31.70	$35.21	$32.15
Low	26.14	28.00	27.10	27.45	26.43
Close	$27.98	$29.10	$31.07	$29.89	$31.82

Industry Ratings:
Financial Strength Rating
A.M. Best	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best	bbb	bbb	bbb	bbb	bbb
Standard & Poors	BBB	BBB	BBB	BBB	BBB

Supplemental Data:
Total employees	153	159	163	159	157
See page 1, Note on Non-GAAP Financial Measures.

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	June 30, 2006	Book Yield	December 31, 2005	Book Yield
Securities:
U.S. Government	$179,012	4.3%	$139,585	4.1%
Corporate bonds	1,440,634	4.5%	1,386,158	4.4%
Mortgage-backed and asset-backed securities	1,271,379	5.0%	1,141,931	4.8%
Municipal bonds	197,157	3.0%	212,361	3.0%
Foreign governments and states	123,573	3.7%	107,669	3.6%

Total Fixed Maturities	3,211,755	4.6%	2,987,703	4.4%
Preferred Stock	7,699	6.6%	8,186	6.6%

Total	$3,219,454	4.6%	$2,995,889	4.4%

	June 30, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades:*
Aaa	$1,820,775	56.6%	$1,600,733	53.4%
Aa	541,918	16.8%	521,148	17.4%
A	737,653	22.9%	757,452	25.3%
Baa	119,108	3.7%	116,556	3.9%

Total	$3,219,454	100.0%	$2,995,889	100.0%

Credit Quality:
Weighted average credit quality	Aa2		Aa2

*	Rated using external rating agencies (Moody’s).

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa – Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments — by Country
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Net Realized Capital Gains (Losses):
United States	$15	36	79	$189
United Kingdom	—	(42)	(2)	(80)
Bermuda	(1)	(549)	2	(292)

Total	$14	(555)	79	$(183)

Platinum Underwriters Holdings, Ltd.
Loss and Loss Adjustment Expenses Analysis
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses Incurred
	Six Months Ended June 30, 2006 (a)				Year Ended December 31, 2005 (b)
				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %
Paid	$398,750	13,403	385,347	97.7%	636,640	35,736	$600,904	39.9%
Change in unpaid losses and loss adjustment expenses	8,180	(711)	8,891		958,128	53,607	904,521

Losses and loss adjustment expenses incurred	$406,930	12,692	394,238		1,594,768	89,343	$1,505,425

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of June 30, 2006				As of December 31, 2005
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$707,099	13,113	693,986	30.3%	511,745	13,576	$498,169	22.0%
Incurred but not reported	1,636,506	41,575	1,594,931	69.7%	1,812,245	41,759	1,770,486	78.0%

Unpaid losses and loss adjustment expenses	$2,343,605	54,688	2,288,917	100.0%	2,323,990	55,335	$2,268,655	100.0%

(a)	Gross and ceded losses incurred includes effects of foreign currency exchange rate movements of $11,435 and $64, respectively

(b)	Gross losses incurred includes effects of foreign currency exchange rate movements of $15,093.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended June 30, 2006				Three Months Ended June 30, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development:
Net loss development related to prior years	$21,276	(8)	(3,710)	17,558	15,340	4,935	785	$21,060
Net premium adjustments related to loss development	—	—	—	—	—	—	—	—
Net commission adjustments related to loss development	(682)	—	(134)	(816)	(2,441)		(852)	(3,293)

Net favorable (unfavorable) development	$20,594	(8)	(3,844)	16,742	12,899	4,935	(67)	$17,767

Catastrophe Favorable (Unfavorable) Development:
Net loss development related to prior years	$(1,268)	—	—	(1,268)	(10,103)	—	6,299	$(3,804)
Net premium adjustments related to loss development	(2,131)	—	—	(2,131)	1,147	—	47	1,194
Net commission adjustments related to loss development	—	—	—	—	—	—	—	—

Net favorable (unfavorable) development	$(3,399)	—	—	(3,399)	(8,956)	—	6,346	$(2,610)

Total net favorable (unfavorable) development	$17,195	(8)	(3,844)	13,343	3,943	4,935	6,279	$15,157

	Six Months Ended June 30, 2006				Six Months Ended June 30, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development:
Net loss development related to prior years	$30,446	894	(5,975)	25,365	26,568	11,809	5,924	$44,301
Net premium adjustments related to loss development	—	—	—	—	—	—	—	—
Net commission adjustments related to loss development	(1,024)	1,434	325	735	(2,441)	—	2,226	(215)

Net favorable (unfavorable) development	$29,422	2,328	(5,650)	26,100	24,127	11,809	8,150	$44,086

Catastrophe Favorable (Unfavorable) Development:
Net loss development related to prior years	$(13,054)	—	(380)	(13,434)	(17,482)	—	6,299	$(11,183)
Net premium adjustments related to loss development	(692)	—	124	(568)	2,683	—	47	2,730
Net commission adjustments related to loss development	—	—	—	—	—	—	—	—

Net favorable (unfavorable) development	$(13,746)	—	(256)	(14,002)	(14,799)	—	6,346	$(8,453)

Total net favorable (unfavorable) development	$15,676	2,328	(5,906)	12,098	9,328	11,809	14,496	$35,633

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of July 1, 2006
($ in millions)
Estimated Probable Maximum Losses by Zone and Peril:

		20 Year Return Period		100 Year Return Period		250 Year Return Period
		Estimated	Estimated	Estimated	Estimated	Estimated	Estimated
Zones	Perils	Gross Loss	Net Loss	Gross Loss	Net Loss	Gross Loss	Net Loss
United States / Caribbean	Hurricane	$223	133	437	247	497	$311
United States	Earthquake	124	65	373	253	463	329
Pan-European	Windstorm	126	102	250	202	299	243
Japan	Earthquake	19	19	136	135	319	312
Japan	Typhoon	$20	20	133	133	158	$156
Indicative Catastrophe Scenarios:

Estimated Company Net Loss
Catastrophe Scenarios	Interquartile Range
Category 3 U.S. / Caribbean Hurricane	$5 - 25
Category 4 U.S. / Caribbean Hurricane	20 - 70
Magnitude 6.9 California Earthquake	1 - 17
Magnitude 7.5 California Earthquake	$2 - 77
The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions. These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.
Gross loss estimates are before income tax and net of reinstatement premiums. Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries. Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications. That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range. Thus, an actual event may produce losses that fall materially outside the indicated ranges.
The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Investors should not rely on the foregoing information when considering investment in the Company. The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.